First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Fixed Loans

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	3	682,137.23	0.48	5.966	672	78.92
6.001 - 6.500	54	11,670,129.40	8.23	6.411	663	74.12
6.501 - 7.000	143	25,504,694.75	17.99	6.830	654	75.25
7.001 - 7.500	123	20,112,658.74	14.19	7.320	633	76.18
7.501 - 8.000	121	18,625,900.12	13.14	7.781	609	79.98
8.001 - 8.500	86	11,375,004.80	8.02	8.314	604	81.61
8.501 - 9.000	69	8,508,519.28	6.00	8.786	592	81.24
9.001 - 9.500	67	6,188,302.65	4.36	9.324	607	86.52
9.501 - 10.000	140	11,089,521.12	7.82	9.822	653	95.91
10.001 - 10.500	137	8,841,813.52	6.24	10.273	667	98.92
10.501 - 11.000	121	7,197,540.37	5.08	10.804	647	98.40
11.001 - 11.500	63	3,309,652.18	2.33	11.304	644	99.30
11.501 - 12.000	56	2,963,152.13	2.09	11.798	636	99.37
12.001 - 12.500	93	4,123,239.53	2.91	12.241	625	99.95
12.501 - 13.000	28	1,400,466.54	0.99	12.768	636	99.75
13.001 - 13.500	2	57,794.43	0.04	13.152	622	99.60
13.501 - 14.000	3	137,630.00	0.10	13.671	641	100.00

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	322	10,705,705.69	7.55	10.874	649	97.68
50,000.01 - 100,000.00	470	34,487,060.64	24.32	9.591	638	88.96
100,000.01 - 150,000.00	220	27,245,529.19	19.22	8.187	629	82.56
150,000.01 - 200,000.00	137	24,075,135.80	16.98	8.065	630	81.81
200,000.01 - 250,000.00	78	17,129,664.49	12.08	7.317	634	79.28
250,000.01 - 300,000.00	35	9,793,550.15	6.91	7.357	623	75.98
300,000.01 - 350,000.00	20	6,543,347.85	4.61	7.140	630	77.47
350,000.01 - 400,000.00	9	3,368,413.65	2.38	7.069	667	73.85
400,000.01 - 450,000.00	10	4,286,174.11	3.02	7.353	641	78.37
450,000.01 - 500,000.00	5	2,432,020.50	1.72	6.967	664	83.42
500,000.01 - 550,000.00	2	1,085,554.72	0.77	7.373	596	72.44
600,000.01 - 650,000.00	1	636,000.00	0.45	6.900	669	74.91

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
30 Year Fixed	769	94,651,028.17	66.76	8.091	628	81.53
Fixed 30 yr - Balloon 30/15	371	21,525,928.52	15.18	10.768	664	99.56
Fixed 30 yr - Balloon 40/30	39	8,451,869.15	5.96	7.713	619	78.31
30 Year Fixed 60 Month IO	35	8,189,843.64	5.78	7.000	666	77.98
15 Year Fixed	44	4,616,000.87	3.26	7.650	617	74.31
20 Year Fixed	47	4,022,486.44	2.84	8.719	633	81.36
10 Year Fixed	3	190,000.00	0.13	8.018	632	58.27
25 Year Fixed	1	141,000.00	0.10	7.990	607	100.00

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Fixed Loans

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Fully Amortizing	899	111,810,359.12	78.86	8.015	630	80.95
Fixed Balloon	410	29,977,797.67	21.14	9.907	651	93.57

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,274	133,598,313.15	94.22	8.502	633	83.96
60	35	8,189,843.64	5.78	7.000	666	77.98

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
109 - 120	3	190,000.00	0.13	8.018	632	58.27
157 - 168	1	46,029.81	0.03	9.500	673	99.99
169 - 180	414	26,095,899.58	18.40	10.219	656	95.09
229 - 240	47	4,022,486.44	2.84	8.719	633	81.36
289 - 300	1	141,000.00	0.10	7.990	607	100.00
337 - 348	2	162,237.58	0.11	9.293	686	99.99
349 - 360	841	111,130,503.38	78.38	7.980	630	80.99

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	640	65,852,560.00	46.44	8.640	633	83.40
1	290	33,960,124.85	23.95	8.031	637	80.97
2	196	25,708,212.46	18.13	7.909	630	83.17
3	69	6,095,784.10	4.30	8.794	648	90.14
4	61	5,994,636.58	4.23	9.116	645	89.64
5	22	1,723,516.84	1.22	9.054	613	85.58
6	5	204,020.13	0.14	10.554	649	100.00
7	3	304,454.56	0.21	10.589	608	96.12
8	2	106,632.31	0.08	10.439	651	99.99
9	3	236,009.18	0.17	9.891	622	99.74
10	12	1,056,900.78	0.75	9.692	672	97.29
11	3	337,037.61	0.24	9.755	685	99.71
12	2	122,010.68	0.09	9.578	667	100.00
13	1	86,256.71	0.06	9.000	706	99.99

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	662	103,841,499.03	73.24	7.582	625	77.77
2	647	37,946,657.76	26.76	10.696	661	99.60

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Fixed Loans

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	92,438.00	0.07	7.750	581	15.80
20.01 - 25.00	2	205,000.00	0.14	8.010	589	22.53
25.01 - 30.00	2	141,000.00	0.10	7.734	645	29.87
30.01 - 35.00	6	750,385.07	0.53	6.923	601	32.48
35.01 - 40.00	3	257,000.00	0.18	7.614	596	38.70
40.01 - 45.00	6	728,425.00	0.51	7.155	659	41.81
45.01 - 50.00	12	1,784,129.65	1.26	6.956	614	48.18
50.01 - 55.00	14	1,899,188.77	1.34	7.405	645	52.23
55.01 - 60.00	18	2,879,292.47	2.03	7.410	639	58.06
60.01 - 65.00	30	5,878,977.96	4.15	7.336	612	63.59
65.01 - 70.00	44	7,477,053.49	5.27	7.273	617	68.35
70.01 - 75.00	82	12,762,303.49	9.00	7.454	610	73.85
75.01 - 80.00	228	34,478,602.65	24.32	7.591	618	79.44
80.01 - 85.00	86	13,376,276.40	9.43	7.636	627	84.10
85.01 - 90.00	82	12,822,942.41	9.04	7.709	647	89.40
90.01 - 95.00	53	5,565,441.40	3.93	8.527	660	94.29
95.01 - 100.00	640	40,689,700.03	28.70	10.488	660	99.92

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	29	3,414,539.01	2.41	8.792	511	73.31
520 - 539	30	4,236,363.69	2.99	8.852	530	74.56
540 - 559	49	7,147,945.48	5.04	8.228	550	73.37
560 - 579	58	8,178,024.00	5.77	8.072	571	76.95
580 - 599	79	11,396,510.50	8.04	8.021	590	80.85
600 - 619	161	17,963,994.26	12.67	8.215	610	80.69
620 - 639	298	23,597,719.28	16.64	9.287	630	87.77
640 - 659	187	18,929,885.78	13.35	8.476	649	85.11
660 - 679	176	19,502,826.04	13.75	8.063	669	86.08
680 - 699	97	11,564,380.33	8.16	8.020	689	87.59
700 - 719	54	6,361,307.07	4.49	8.437	708	88.17
720 - 739	43	4,409,990.70	3.11	8.281	729	86.78
740 - 759	25	2,311,537.58	1.63	8.433	749	88.66
760 - 779	17	2,325,048.07	1.64	7.812	767	86.35
780 - 799	4	301,000.00	0.21	10.167	788	100.00
800 - 819	2	147,085.00	0.10	9.087	811	76.09

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	692	95,044,872.46	67.03	7.797	624	78.41
Purchase	576	42,306,519.72	29.84	9.824	659	94.92
Rate/Term Refinance	41	4,436,764.61	3.13	8.217	639	87.37

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Fixed Loans

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	1,117	124,103,493.62	87.53	8.285	632	82.89
Condo	66	4,845,962.08	3.42	9.336	643	87.51
3-4 Unit	46	4,516,862.71	3.19	10.000	674	93.13
Duplex	39	4,399,678.84	3.10	9.004	665	87.04
Townhouse	37	3,461,943.88	2.44	8.921	635	86.89
Row Home	2	236,210.23	0.17	7.021	622	83.08
Manufactured	1	117,664.09	0.08	8.950	597	80.00
PUD	1	106,341.34	0.08	12.190	659	100.00

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Full	598	74,997,499.42	52.89	7.855	624	80.19
Stated	692	65,190,035.59	45.98	9.020	647	87.16
NIV	19	1,600,621.78	1.13	10.043	664	99.94

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	1,270	136,997,409.53	96.62	8.431	635	83.88
Non-Owner Occupied	39	4,790,747.26	3.38	7.951	638	75.92

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	903	89,450,779.85	63.09	8.517	668	86.80
B	320	41,165,954.49	29.03	8.130	592	79.47
C	86	11,171,422.45	7.88	8.652	529	73.35

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Fixed Loans

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	230	33,673,477.99	23.75	8.418	653	84.42
Florida	267	28,413,850.78	20.04	8.500	629	83.16
Texas	132	12,196,199.33	8.60	7.967	624	81.73
Illinois	124	10,994,521.33	7.75	8.771	637	85.95
Maryland	38	6,325,791.21	4.46	7.971	619	81.36
Pennsylvania	55	6,039,026.38	4.26	7.875	628	82.30
New Jersey	29	4,528,429.57	3.19	8.057	639	83.11
Washington	25	3,188,453.08	2.25	8.034	626	83.50
Michigan	51	3,154,349.59	2.22	9.358	615	88.43
Arizona	31	3,042,054.10	2.15	8.564	625	85.66
Virginia	24	2,707,057.54	1.91	8.391	607	80.73
Massachusetts	22	2,468,201.98	1.74	8.866	638	83.88
New York	12	2,422,122.88	1.71	8.021	640	75.61
Hawaii	9	2,367,243.00	1.67	6.890	656	59.74
Nevada	22	2,342,010.10	1.65	8.207	630	84.04
Georgia	27	2,127,642.05	1.50	8.807	616	85.78
Minnesota	16	2,002,930.17	1.41	8.121	633	84.98
North Carolina	29	1,915,007.41	1.35	9.003	625	87.00
Indiana	25	1,741,355.48	1.23	8.877	621	87.09
Wisconsin	30	1,706,710.02	1.20	9.863	635	91.15
Oregon	14	1,660,365.97	1.17	7.530	650	84.83
Tennessee	19	1,570,480.86	1.11	8.645	616	87.43
Connecticut	10	1,162,012.82	0.82	8.804	597	81.51
Colorado	15	911,743.03	0.64	8.821	644	88.99
Rhode Island	15	868,384.02	0.61	11.856	661	100.00
Ohio	10	497,415.05	0.35	9.348	668	93.69
Nebraska	6	413,409.50	0.29	8.490	640	85.44
Utah	3	362,900.74	0.26	7.910	665	90.96
Kentucky	4	243,893.79	0.17	8.199	629	82.48
Missouri	5	241,780.00	0.17	9.043	632	89.74
Louisiana	2	153,200.00	0.11	9.323	601	88.35
South Carolina	2	85,694.16	0.06	12.264	597	100.00
Idaho	1	81,920.00	0.06	7.625	586	64.00
Delaware	1	70,780.00	0.05	11.700	626	100.00
Iowa	1	41,250.00	0.03	9.625	684	63.46
Kansas	1	30,000.00	0.02	9.590	673	100.00
South Dakota	1	22,000.00	0.02	9.990	709	100.00
New Mexico	1	14,492.86	0.01	9.500	648	89.67

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	499	42,240,900.81	29.79	8.809	628	85.65
12	38	4,287,668.34	3.02	9.152	644	85.40
24	126	13,171,927.68	9.29	9.057	644	88.08
36	646	82,087,659.96	57.89	8.071	636	81.76

Total:	1,309	141,788,156.79	100.00	8.415	635	83.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey